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                                                                  EXHIBIT (n)(i)

                               CONSENT OF COUNSEL

                          [Ropes & Gray LLP Letterhead]

January 18, 2005

SEI Opportunity Fund, L.P.
One Freedom Valley Drive
Oaks, PA  19456

Ladies and Gentlemen:

We hereby consent to the use of our name and the reference to our opinion in the section entitled "TAX CONSIDERATIONS" in the prospectus constituting part of Post-Effective Amendment No.1 to the Registration Statement on Form N-2 (File Nos. 333-105372 and 811-21353) of SEI Opportunity Fund, L.P.

                                                        /s/ Ropes & Gray LLP
                                                        --------------------
                                                        Ropes & Gray LLP